Exhibit 21

AMERCO

 (Nevada)

Consolidated Subsidiaries

Name of Entity	Jurisdiction of Incorporation
Patriot Truck Leasing, LLC	NV

Picacho Peak Investments Co.	NV

ARCOA Risk Retention Group, Inc.	NV

RepWest Insurance Company	AZ
Republic Claims Service Company	AZ
Ponderosa Insurance Agency, LLC	AZ
Ponderosa Self-Storage Liability Group, LLC	AZ
RWIC Investments, Inc.	AZ

Oxford Life Insurance Company	AZ
Oxford Life Insurance Agency, Inc.	AZ
North American Insurance Company.	WI
Christian Fidelity Life Insurance Company	TX

Amerco Real Estate Company	NV
Amerco Real Estate Company of Texas, Inc.	TX
Amerco Real Estate Services, Inc.	NV
Rainbow-Queen Properties, LLC	AZ
One PAC Company	NV
Two PAC Company	NV
Eight PAC Company	NV
Ten PAC Company	NV
Twenty PAC Company	NV
Twenty-One PAC Company	NV
Nationwide Commercial Co.	AZ
AREC RW, LLC	AZ

AREC Holdings, LLC	DE
AREC 1, LLC	DE
AREC 2, LLC	DE
AREC 3, LLC	DE
AREC 4, LLC	DE
AREC 5, LLC	DE
AREC 6, LLC	DE
AREC 7, LLC	DE
AREC 8, LLC	DE
AREC 9, LLC	DE
AREC 10, LLC	DE
AREC 11, LLC	DE
AREC 12, LLC	DE
AREC 13, LLC	DE
AREC 14, LLC	NV
AREC 15, LLC	NV
AREC 19, LLC	NV
AREC 20, LLC	NV
AREC 21, LLC	NV
AREC 22, LLC	DE
AREC 23, LLC	DE
AREC 24, LLC	DE
AREC 25, LLC	DE
AREC 26, LLC	DE
AREC 27, LLC	DE
AREC 28, LLC	DE
AREC 29, LLC	DE
AREC 30, LLC	DE
AREC 31, LLC	DE
AREC 32, LLC	DE
AREC 33, LLC	DE
AREC 34, LLC	DE
AREC 35, LLC	DE
AREC 36, LLC	DE
AREC 37, LLC	DE
AREC 38, LLC	DE
AREC 39, LLC	DE

AREC 40, LLC	NV
AREC 41, LLC	DE
AREC 42, LLC	DE
AREC 43, LLC	DE
AREC 44, LLC	DE
AREC 45, LLC	DE
AREC 46, LLC	DE
AREC 47, LLC	DE
AREC 48, LLC	DE
AREC 2018, LLC	NV
AREC QOF, LLC	NV
AREC Ridgefield, LLC	NV
20 Oak Harbor, LLC	NV
41 Haig, LLC	NV
53 Roanoke, LLC	NV
74-5583 Pawai, LLC	NV
125 Beechwood, LLC	NV
333 Sunrise, LLC	NV
344 Erie, LLC	NV
370 Orange Street, LLC	NV
407 Park, LLC	NV
506 Fesslers, LLC	NV
560 Waterbury, LLC	NV
625 & 639 8th Avenue, LLC	NV
700 54th Avenue, LLC	NV
8201 Santa Fe (CA), LLC	NV
1020 Randolph, LLC	NV
1315 3rd, LLC	NV
1450 Walbridge, LLC	NV
1506 Woodlawn, LLC	DE
1508 Woodlawn, LLC	DE
CRP Holdings Dunleavey, LLC	DE
1833 Egg Harbor Blvd, LLC	NV
2115 West, LLC	NV
2317 Route 70, LLC	DE
3400 MacArthur, LLC	NV
3410 Galena, LLC	DE

3463 Billy Hext, LLC	NV
3700 Bigelow, LLC	NV
4029 Golden, LLC	DE
4251 Hiawatha, LLC	NV
4795 Charlotte, LLC	NV
5655 Whipple, LLC	NV
8250 Hwy 99, LLC	NV
8272 Hwy 59, LLC	NV
11700 Capitol, LLC	NV
Foster 81st, LLC	DE
Kansas City 454, LLC	NV
Rosehill Street, LLC	NV
West 16th, LLC	DE
West 136, LLC	DE
Shoen Family Holdings, LLC	NV
AREC 1031 Holdings, LLC	NV
8 Erie EAT, LLC	NV
53 Technology EAT, LLC	NV
60 Burrell Plaza EAT, LLC	NV
88 Birnie EAT, LLC	NV
176 Ragland Eat, LLC	NV
191 Bradley EAT, LLC	NV
200-220 North Point EAT, LLC	NV
207 Simpson EAT, LLC	NV
339-341 Lehigh EAT, LLC	NV
463 Lakewood EAT, LLC	NV
500 Grandville EAT, LLC	NV
529 & Westgreen EAT, LLC	NV
665 Perry EAT, LLC	NV
800 28 EAT, LLC	NV
817 Appleyard EAT, LLC	NV
900 Roswell EAT, LLC	NV
950 25th EAT, LLC	NV
1200 Main EAT, LLC	NV
1320 Grandview EAT, LLC	NV
1416 Route 66 EAT, LLC	NV
1450 South West EAT, LLC	NV

1910 5th EAT, LLC	NV
2811 Vista EAT, LLC	NV
4225 Hiawatha EAT, LLC	NV
5204 Links EAT, LLC	NV
6805 Corporate EAT, LLC	NV
6910 Richmond EAT, LLC	NV
8135-8171 Houghton Lake EAT, LLC	NV
10412 Sprague EAT, LLC	NV
10681 Loop 1604 EAT, LLC	NV
Dimond EAT, LLC	NV
Marginal EAT, LLC	NV

U-Haul International, Inc.	NV
United States:
A & M Associates, Inc.	AZ
Web Team Associates, Inc.	NV
EMove, Inc.	NV
U-Haul Business Consultants, Inc.	AZ
U-Haul Leasing & Sales Co.	NV
RTAC, LLC	NV
U-Haul R Fleet, LLC	NV
2010 BE-BP-2, LLC	NV
2010 U-Haul S Fleet, LLC	NV
2010 TM-1, LLC	NV
2010 TT-1, LLC	NV
2010 DC-1, LLC	NV
2013 U-Haul R Fleet, LLC	NV
2013 BP, LLC	NV
2013 U-Haul R Fleet 2, LLC	NV
2013 BOA-BE, LLC	NV
2013 U-Haul R Fleet 3, LLC	NV
2013 NYCB-BE, LLC	NV
U-Haul Moving Partners, Inc.	NV
U-Haul Self-Storage Management (WPC), Inc.	NV
U-Haul Co. of Alabama, Inc.	AL
U-Haul Co. of Alaska	AK
U-Haul Co. of Arizona	AZ

Boxman Rentals, LLC	NV
U-Haul Titling, LLC	NV
2010 U-Haul Titling 2, LLC	NV
2010 U-Haul Titling 3, LLC	NV
2013 U-Haul Titling 1, LLC	NV
2013 U-Haul Titling 2, LLC	NV
2013 U-Haul Titling 3, LLC	NV
CGAF Holdings, LLC	NV
Casa Grande Alternative Fuel Co., LLC	NV
U-Haul Co. of Arkansas	AR
U-Haul Co. of California	CA
U-Haul Co. of Charleston	WV
U-Haul Co. of Colorado	CO
U-Haul Co. of Connecticut	CT
U-Haul Co. of District of Columbia, Inc.	DC
U-Haul Co. of Florida	FL
6810 US Hwy 1, LLC	NV
1800 State Road, LLC	NV
Sample Square Office Park Property Owners’ Master Association, Inc.	FL
U-Haul Co. of Florida 2, LLC	DE
U-Haul Co. of Florida 3, LLC	DE
U-Haul Co. of Florida 4, LLC	DE
U-Haul Co. of Florida 5, LLC	DE
U-Haul Co. of Florida 8, LLC	DE
U-Haul Co. of Florida 9, LLC	DE
U-Haul Co. of Florida 10, LLC	DE
U-Haul Co. of Florida 905, LLC	DE
U-Haul Co. of Florida 14, LLC	NV
U-Haul Co. of Florida 15, LLC	NV
U-Haul Co. of Florida 19, LLC	NV
U-Haul Co. of Florida 21, LLC	NV
U-Haul Co. of Florida 22, LLC	DE
U-Haul Co. of Florida 23, LLC	DE
U-Haul Co. of Florida 24, LLC	DE
U-Haul Co. of Florida 25, LLC	DE
U-Haul Co. of Florida 26, LLC	DE
U-Haul Co. of Florida 28, LLC	DE

U-Haul Co. of Florida 30, LLC	DE
U-Haul Co. of Florida 31, LLC	DE
U-Haul Co. of Florida 32, LLC	DE
U-Haul Co. of Florida 33, LLC	DE
U-Haul Co. of Florida 34, LLC	DE
U-Haul Co. of Florida 35, LLC	DE
U-Haul Co. of Florida 42, LLC	DE
U-Haul Co. of Florida 44, LLC	DE
U-Haul Co. of Georgia	GA
U-Haul of Hawaii, Inc.	HI
U-Haul Co. of Idaho, Inc.	ID
U-Haul Co. of Illinois, Inc.	IL
U-Haul Co. of Indiana, Inc.	IN
U-Haul Co. of Iowa, Inc.	IA
U-Haul Co. of Kansas, Inc.	KS
U-Haul Co. of Kentucky	KY
U-Haul Co. of Louisiana	LA
U-Haul Co. of Maine, Inc.	ME
U-Haul Co. of Maryland, Inc.	MD
U-Haul Co. of Massachusetts and Ohio, Inc.	MA
Collegeboxes, LLC	MA
U-Haul Co. of Michigan	MI
U-Haul Co. of Minnesota	MN
U-Haul Co. of Mississippi	MS
U-Haul Company of Missouri	MO
U-Haul Co. of Montana, Inc.	MT
U-Haul Co. of Nebraska	NE
U-Haul Co. of Nevada, Inc.	NV
U-Haul Co. of New Hampshire, Inc.	NH
U-Haul Co. of New Jersey, Inc.	NJ
U-Haul Co. of New Mexico, Inc.	NM
U-Haul Co. of New York and Vermont, Inc.	NY
U-Haul Co. of North Carolina	NC
U-Haul Co. of North Dakota	ND
U-Haul Co. of Oklahoma, Inc.	OK
U-Haul Co. of Oregon	OR
U-Haul Co. of Pennsylvania	PA
U-Haul Co. of Rhode Island	RI

U-Haul Co. of South Carolina, Inc.	SC
U-Haul Co. of South Dakota, Inc.	SD
U-Haul Co. of Tennessee	TN
U-Haul Co. of Texas	TX
U-Haul Propane of Texas, LLC	NV
U-Haul Co. of Utah, Inc.	UT
U-Haul Co. of Virginia	VA
U-Haul Co. of Washington	WA
U-Haul Co. of West Virginia	WV
U-Haul Co. of Wisconsin, Inc.	WI
U-Haul Co. of Wyoming, Inc.	WY
UHIL Holdings, LLC	DE
UHIL 1, LLC	DE
UHIL 2, LLC	DE
UHIL 3, LLC	DE
UHIL 4, LLC	DE
UHIL 5, LLC	DE
UHIL 6, LLC	DE
UHIL 7, LLC	DE
UHIL 8, LLC	DE
UHIL 9, LLC	DE
UHIL 10, LLC	DE
UHIL 11, LLC	DE
UHIL 12, LLC	DE
UHIL 13, LLC	DE
UHIL 14, LLC	NV
UHIL 15, LLC	NV
UHIL 16, LLC	NV
UHIL 19, LLC	NV
UHIL 20 LLC	NV
UHIL 21, LLC	NV
UHIL 22, LLC	DE
UHIL 23, LLC	DE
UHIL 24, LLC	DE
UHIL 25, LLC	DE
UHIL 26, LLC	DE
UHIL 27, LLC	DE

UHIL 28, LLC	DE
UHIL 29, LLC	DE
UHIL 30, LLC	DE
UHIL 31, LLC	DE
UHIL 32, LLC	DE
UHIL 33, LLC	DE
UHIL 34, LLC	DE
UHIL 35, LLC	DE
UHIL 36, LLC	DE
UHIL 37, LLC	DE
UHIL 38, LLC	DE
UHIL 39, LLC	DE
UHIL 40, LLC	NV
UHIL 41, LLC	DE
UHIL 42, LLC	DE
UHIL 43, LLC	DE
UHIL 44, LLC	DE
UHIL 45, LLC	DE
UHIL 46, LLC	DE
UHIL 47, LLC	DE
UHIL 48, LLC	DE
UHIL RW, LLC	DE

Canada:
U-Haul Co. (Canada) Ltd. U-Haul Co. (Canada) Ltee	ON
U-Haul Inspections, Ltd.	BC